Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated February 5, 2014 to the
Prospectus and Statement of Additional Information (“SAI”)
dated March 27, 2013

This supplement makes the following amendments to disclosures in the Prospectus and SAI for the Aurora Horizons Fund (the “Fund”) dated March 27, 2013, as previously supplemented.

Effective February 7, 2014, First Oak Capital Management LLC (“First Oak”) will no longer serve as a sub-adviser to the Fund.  The portion of the Fund formerly managed by First Oak has been allocated to the Fund’s other sub-advisers.  Accordingly, all references to First Oak in the Prospectus and SAI are hereby removed.

Please retain this Supplement with your Prospectus and SAI for future reference.